Debt, Credit Facilities, and Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Debt, Credit Facilities, and Commitments and Contingencies
Summary of long-term debt

(in millions)	Effective interest rate in 2012(a)	2012

Floating rate notes due 2015	1.13%	500
1.2% notes due 2015	1.24%	3,500
1.75% notes due 2017	1.82%	4,000
2.0% notes due 2018	2.12%	1,000
2.9% notes due 2022	3.01%	3,100
4.4% notes due 2042	4.50%	2,600
Other	—	104
Fair value hedges and unamortized bond discounts	—	(152)

Total long-term debt and lease obligations		14,652
Current portion		22

Noncurrent portion		$14,630

(a)
Excludes the effect of any related interest rate swaps.

Schedule of future minimum lease payments and long-term debt maturities as of and for the years ended December 31 (in millions)

2013	$22
2014	15
2015	4,012
2016	9
2017	4,000
Later years	6,746

Total obligations and commitments	14,804
Fair value hedges and unamortized bond discounts	(152)

Current and long-term debt and lease obligations	$14,652